EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Certification pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Monterey Gourmet Foods, Inc. on Form 10-Q for the period ending September 26, 2004 as filed with the Securities and Exchange Commission (the “Report”), I, James M. Williams, Chief Executive Officer of Monterey Gourmet Foods, Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission upon request.

Dated: November 8, 2004	/s/ JAMES M. WILLIAMS
James M. Williams
Chief Executive Officer